SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

March 26, 2002

Date of Report

January 24, 2002

(Date of Earliest Event Reported)

GATEWAY INTERNATIONAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-85787	88-0425691
(State or other Jurisdiction)	(Commission File No.)	(IRS Employer I.D. No.)

3840 East Eagle Drive, Anaheim, CA 92807

(Address of Principal Executive Offices)

714-630-6253

Registrant's Telephone Number

GOURMET GIFTS, INC.

(Former Name or Former Address if changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Independent Auditors' Report

Balance Sheet as of September 30, 2001

Statement of Operations as of September 30, 2001

Statement of Stockholders' Deficit for the Years Ended September 30, 2001 and 2000

Statement of Cash Flows for the Years Ended September 30, 2001 and 2000

Notes to Financial Statements

(b) Pro Forma Financial Information.

The results of operations and financial position of the registrant were immaterial to the Company being acquired and no pro forma statements are presented in this accompanying 8-K/A

(c) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2002 GATEWAY INTERNATIONAL HOLDINGS, INC.

By: /s/ Larry Consalvi

Larry Consalvi, President

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

FINANCIAL STATEMENTS

For The Years Ended September 30, 2001 and 2000

with

INDEPENDENT AUDITORS' REPORT THEREON

INDEPENDENT AUDITORS' REPORT

To the Board of Directors

E.M. Tool Company, Inc. dba Elite Machine Tool Company

We have audited the accompanying balance sheet of E.M. Tool Company, Inc. dba Elite Machine Tool Company (the "Company") as of September 30, 2001, and the related statements of operations, stockholders' deficit and cash flows for the each of the years in the two-year period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2001, and the results of its operations and its cash flows for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As disclosed in Note 1, the Company has negative working capital of $118,202 and an accumulated deficit of $943,320 as of September 30, 2001, losses from operations through September 30, 2001 and a lack of profitable operational history. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The financial statements do not include any adjustments that may result from the outcome of this uncertainty.

/s/ CORBIN & WERTZ

Irvine, California

November 13, 2001, except for Notes 3 and 9,

as to which the date is January 8, 2002 and

December 11, 2001, respectively

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

BALANCE SHEET
ASSETS	September 30, 2001
Current assets:
Cash	$ 106,150
Accounts receivable	202,440
Inventories	829,940
___________
Total current assets	1,138,530
Property and equipment, net	110,194
Other assets	15,941
___________
$ 1,264,665
==========
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$ 394,718
Current portion of notes payable	654,094
Current portion of obligation under capital lease	5,220
Note payable to related party	202,700
___________
Total current liabilities	1,256,732
Notes payable, net of current portion	983,767
Obligation under capital lease, net of current portion	3,947
___________
987,714
___________
Total liabilities	2,244,446
Commitments and contingencies
Stockholders' deficit:
Common stock, no par value; 100,000 shares authorized; 20,000 shares issued and outstanding	40,000
Stockholder note receivable	(76,461)
Accumulated deficit	(943,320)
__________
Total stockholders' deficit	(979,781)
__________
$ 1,264,665
=========

See independent auditors' report and accompanying notes to financial statements

E.M. TOOL COMPANY, INC. dba ELITE MACHINE TOOL COMPANY STATEMENT OF OPERATIONS

	Year Ended September 30,	Year Ended September 30,
	2001	2000
Net sales	$ 4,098,698	$ 4,309,113
Cost of sales	3,130,718	3,504,403
	__________	__________
Gross profit	967,980	804,710
	__________	__________
Operating expenses:
Payroll and related	499,890	377,171
Selling, general and administrative	397,026	448,737
	__________	__________
Total other expenses	896,916	825,908
	__________	__________
Operating income (loss)	71,064	(21,198)
	__________	__________
Other income (expense):
Interest expense	(191,769)	(160,440)
Loss on disposal of fixed asset	(24,215)	-
Other	46,657	1,245
	__________	__________
Total other income (expense)	(169,327)	(159,195)
	__________	__________
Loss before provision for income taxes	(98,263)	(180,393)
Provision for income taxes	800	800
	__________	__________
Net loss	$ (99,063)	$ (181,193)
	=========	=========
Basic and diluted net loss available to common stockholders per common share	$ (4.95)	$ (17.54)
	=========	=========
Basic and diluted weighted average common shares outstanding	(20,000)	(10,330)
	=========	=========

See independent auditors' report and accompanying notes to financial statements

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

STATEMENT OF STOCKHOLDERS' DEFICIT

For the Years Ended September 30, 2001 and 2000
	Common Stock		Stockholder Note Receivable	Accumulated Deficit	Total
	Shares	Amount
Balance, October 1, 1999	10,300	$20,000	$ (55,820)	$ (663,064)	$ (698,884)
Increase in stockholder note receivable	-	-	(55,806)	-	(55,806)
Issuance of common stock for conversion of note payable	9,700	20,000	-	-	20,000
Net loss	-	-	-	(181,193)	(181,193)
	__________	__________	__________	__________	__________
Balance, September 30, 2000	20,000	40,000	(111,626)	(844,257)	(915,883)
Decrease in stockholder note receivable, net	-	-	35,165	-	35,165
Net loss	-	-	-	(99,063)	(99,063)
	__________	__________	__________	__________	__________
Balance, September 30, 2001	20,000	$40,000	$ (76,461)	$ (943,320)	$ (979,781)
	=========	=========	=========	=========	=========

See independent auditors' report and accompanying notes to financial statements

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

STATEMENT OF CASH FLOWS
	Year Ended September 30,	Year Ended September 30,
	2001	2000
Cash flows from operating activities:
Net loss	$ (99,063)	$ (181,193)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	29,030	26,477
Loss on disposal of fixed asset	24,215	-
Bad debt expense	30,756	11,448
Changes in operating assets and liabilities:
Accounts receivable	128,383	(351,700)
Inventories	338,106	(41,766)
Other assets	2,519	17,714
Accounts payable and accrued liabilities	(391,305)	213,914
	__________	__________
Net cash provided by (used in) operating activities	62,641	(305,106)
	__________	__________
Cash flows used in investing activities:
Purchases of property and equipment	-	(10,206)
	__________	__________
Cash flows from financing activities:
Principal repayments on notes payable	(446,846)	(342,360)
Principal borrowing on notes payable	363,371	503,068
Principal repayments on capital lease obligations	(5,834)	-
Principal repayments on note payable to related party	-	(266,800)
Principal borrowings on note payable to related party	-	475,000
Increase in stockholder note receivable	(69,835)	(55,806)
	__________	__________
Net cash (used in) provided by financing activities	(159,144)	313,102
	__________	__________
Net decrease in cash	(96,503)	(2,210)
Cash at beginning of year	202,653	204,863
	__________	__________
Cash at end of year	$ 106,150	$ 202,653
	=========	=========

See independent auditors' report and accompanying notes to financial statements

E.M. TOOL COMPANY, INC. dba ELITE MACHINE TOOL COMPANY STATEMENT OF CASH FLOWS - CONTINUED

	Year Ended September 30,	Year Ended September 30,
	2001	2000
Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$ 191,769	$ 160,440
	========	=========
Income taxes	$ 800	$ 800
	========	=========

Supplement schedule of noncash investing activities:

During the year ended September 30, 2000, the Company issued 9,700 shares of common stock pursuant to the conversion of a note payable to a related party in the amount of $20,000.

During the years ended September 30, 2001 and 2000, the Company financed the purchases of property and equipment in the amount of $36,015 and $56,791, respectively.

During the year ended September 30, 2001, the Company incurred a capital lease obligation of $15,000.

During the year ended September 30, 2001, the Company sold inventory to a related party in the amount of $45,000 and reduced a note payable to a related party.

During the year ended September 30, 2001, the Company was authorized to offset $105,000 of the stockholder note receivable against a note payable to related party (see Note 4).

See accompanying notes to the financial statements for additional information relating to non-cash investing and financing activities during the years ended September 30, 2001 and 2000.

See independent auditors' report and accompanying notes to financial statements

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

Organization and Operations

E.M. Tool Company, Inc. dba Elite Machine Tool Company (the "Company") was incorporated in California on March 30, 1998. The Company is principally engaged in acquiring, refurbishing and selling pre-owned machine tools to manufacturing customers across the United States of America. The Company is a full service distributor that sells to a diverse base of customers in aerospace, military and medical fields.

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. The Company has negative working capital of $118,202 and an accumulated deficit of $943,320 at September 30, 2001, losses from operations through September 30, 2001 and a lack of profitable operational history. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The Company intends to fund operations through increased sales and debt and equity financing arrangements which management believes may be insufficient to fund its capital expenditures, working capital and other cash requirements for the fiscal year ending September 30, 2002. Therefore, the Company may be required to seek additional funds to finance its long-term operations. The successful outcome of future activities cannot be determined at this time and there is no assurance that if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

The financial statements do not include any adjustments related to recoverability and classification of assets carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Risks and Uncertainties

The Company operates in a highly competitive industry. The Company's operations are subject to significant risk and uncertainties including financial, operational and other risks associated with an emerging business, including the potential risk of business failure.

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES, continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Significant estimates made by management include, among others, provision for losses on accounts receivable, and the realization of inventory and valuation allowance on deferred tax assets. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 107 ("SFAS 107"), "Disclosures About Fair Value of Financial Instruments." SFAS 107 requires disclosure of fair value information about financial instruments when it is practicable to estimate that value. The carrying amount of the Company's cash, accounts receivable, accounts payable, accrued liabilities, capital lease obligations and notes payable approximates their estimated fair values due to the short-term maturities of those financial instruments. The fair value of the note payable to a related party and stockholder note receivable is not determinable as these transactions are with related parties.

Concentration Risk

The Company grants credit to customers within the United States of America and does not require collateral. The Company's ability to collect receivables is affected by economic conditions in the geographic areas served by the Company. Reserves for uncollectible amounts are provided, based on past experience and a specific analysis of the accounts, which management believes are sufficient. Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts. At September 30, 2001, the Company determined no reserve for uncollectible amounts is necessary.

The Company has cash on deposit in a financial institution in excess of federally incurred limits. Balances in excess of these limits were $101,720 at September 30, 2001.

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES, continued

At September 30, 2001, three customers accounted for approximately 69% of accounts receivable. One customer accounted for approximately 11% and 14% of sales for fiscal 2001 and 2000, respectively.

Inventories

Inventories, which consist primarily of pre-owned machine tools, including refurbishment labor and overhead, are stated at the lower of cost or market with cost determined on a specific identification basis. The Company regularly monitors inventory for excess or obsolete items and makes any valuation corrections when such adjustments are known.

Net realizable value is based on management's forecast for sales of the Company's products in the ensuing years. The industry in which the Company operates is characterized by technological advancement and change. Should demand for the Company's products prove to be significantly less than anticipated, the ultimate realizable value of the Company's inventories could be substantially less than the amount shown on the accompanying balance sheet.

Property and Equipment

Property and equipment is stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the related assets, which range from five to seven years. Equipment under capital lease obligations is depreciated over the shorter of the estimated useful life or the term of the lease. Repairs and maintenance are charged to expense as incurred while improvements are capitalized. Upon the sale or retirement of property and equipment, the accounts are relieved of the cost and the related accumulated depreciation, with any resulting gain or loss included in the consolidated statements of operations.

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES, continued

Long-Lived Assets

During 1995, the FASB issued Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets To Be Disposed Of," which requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In accordance with the provisions of SFAS 121, the Company regularly reviews long-lived assets and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. Based on its analysis, the Company believes that no impairment of the carrying value on its long-lived assets exists at September 30, 2001. There can be no assurance, however, that market conditions will not change or demands for the Company's services or products will continue which could result in impairment on long-lived assets in the future.

Income Taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 ("SFAS 109"), "Accounting for Income Taxes." Under SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. A valuation allowance is provided for significant deferred tax assets when it is more likely than not those assets will not be recovered.

Revenue Recognition

The Company records sales when goods are shipped to the customer.

In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin 101 ("SAB 101"), "Revenue Recognition," which outlines the basic criteria that must be met to recognize revenue and provides guidance for presentation of revenue and for disclosure related to revenue recognition policies in financial statements filed with the Securities and Exchange Commission. The effective date of this pronouncement was the fourth quarter of the fiscal year beginning after December 15, 1999. The adoption of SAB 101 did not have a material impact on the Company's financial position and results of operations.

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES, continued

Warranty

The Company provides a warranty on certain products sold for up to 90 days. Estimated future warranty obligations related to certain products and services are provided by charges to operations in the period in which the related revenue is recognized. A warranty reserve of approximately $12,000 has been recorded at September 30, 2001.

Advertising

The Company expenses the cost of advertising when incurred as selling expense. Advertising expenses were approximately $40,000 and $15,000 for the years ended September 30, 2001 and 2000, respectively.

Earnings Per Share

The Company has adopted Statement of Financial Accounting Standards No. 128 ("SFAS 128"), "Earnings Per Share." Under SFAS 128, basic earnings per share is computed by dividing income available to common stockholders by the weighted average number of shares assumed to be outstanding during the period of computation. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive (there were no common share equivalents at September 30, 2001 and 2000). Because the Company has incurred net losses, basic and diluted loss per share is the same, as additional potential common shares would be anti-dilutive (see Note 8).

Comprehensive Income

The Company has adopted Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income." SFAS 130 establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. The adoption of SFAS 130 did not have a material effect on the Company's results of operations or financial position as the Company has no items of comprehensive income.

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES, continued

Segments of Business

The Company has adopted Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 changes the way public companies report information about segments of their business in their business in their annual financial statements and requires them to report selected segment information in their quarterly reports issued to stockholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Company currently operates in one segment, as disclosed in the accompanying statements of operations.

Recent Accounting Pronouncements

In July 2001, FASB issued Statement of Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations," which is effective for business combinations initiated after June 30, 2001. SFAS 141 eliminates the pooling of interest method of accounting for business combinations and requires that all business combinations occurring on or after July 1, 2001 be accounted for under the purchase method. The Company does not expect SFAS 141 to have a material impact on its financial statements.

In July 2001, FASB issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which is effective for fiscal years beginning after December 15, 2001. SFAS 142 address how intangible assets that are acquired individually or with a group of other assets should be accounted for in the financial statements upon their acquisition and after they have been initially recognized in the financial statements. SFAS 142 requires that goodwill and intangible assets that have indefinite useful lives not be amortized but rather be tested at least annually for impairment, and intangible assets that have finite useful lives be amortized over their useful lives. SFAS 142 provides specific guidance for testing goodwill and intangible assets that will not be amortized for impairment. In addition, SFAS 142 expands the disclosure requirements about goodwill and other intangible assets in the years subsequent to their acquisition. Impairment losses for goodwill and indefinite-life intangible assets that arise due to the initial application of SFAS 142 are to be reported as resulting from a change in accounting principle. However, goodwill and intangible assets acquired after June 30, 2001 will be subject immediately to be provision of SFAS 142. The Company does not expect SFAS 142 to have a material effect on its financial statements.

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES, continued

In July 2001, the FASB issued Statement of Financial Accounting Standards No. 143 ("SFAS 143"), "Accounting for Asset Retirement Obligations." SFAS 143 establishes standards associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company has not yet assessed the impact, if any, this standard may have on its financial statements, but does not expect the impact to be material.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS 144 addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within these fiscal years, with early adoption encouraged. The Company does not expect SFAS 144 to have a material impact on its financial statements.

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following as of September 30, 2001:

Furniture and fixtures	$ 39,055
Machinery and equipment	69,991
Automobiles	103,614
Leasehold improvements	13,069
________
225,729
Less accumulated depreciation and amortization	(115,535)
________
$ 110,194
=======

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 3 - NOTES PAYABLE

Notes payable consist of the following as of September 30, 2001:

Secured note payable to bank, collateralized by substantially all the assets of the Company and guaranteed by a stockholder, payable in monthly installments of $31,558, including interest at 11.25%, maturing in November 2004.	$ 1,069,566
Secured note payable to bank, collateralized by certain assets of the Company and guaranteed by a stockholder, interest payable monthly at the prime rate (6% at September 30, 2001) plus 2%, principal due in October 2001. The Company renegotiated an extension of the note on January 8, 2002, with the same interest payment terms and principal due in September 2002.	180,000
Notes payable to financial institutions, secured by automobiles and guaranteed by a stockholder, payable in monthly installments ranging from $920 to $1,095, including interest ranging from 5.90% to 10.09%, maturing on various dates through September 2005.	80,440
Unsecured note payable to an individual, payable in monthly installments of $2,500, including imputed interest of 10%, maturing in September 2003, net of debt discount of $5,816.	54,184
Unsecured notes payable to various individuals, payable in monthly installments ranging from $3,760 to $5,545, including interest ranging from 10.84% to 13.57%, maturing on various dates through September 2004	253,671
_________
1,637,861
Less current portion	(654,094)
_________
$ 983,767
========

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 3 - NOTES PAYABLE, continued

Maturities of the long-term debt in each of the next five years and thereafter are as follows:

For The Years Ending September 30,
2002	$ 654,094
2003	457,350
2004	444,772
2005	81,645
__________
$ 1,637,861
=========

NOTE 4 - RELATED PARTY TRANSACTIONS

From time to time, the Company borrows funds from a stockholder for working capital purposes, which are non-interest bearing. During fiscal 2000, the Company had borrowings of $475,000 and repayments of $266,800. During fiscal 2000, the stockholder converted $20,000 of the related borrowings into 9,700 shares of common stock (see Note 6). During fiscal 2001, the Company reduced the related borrowings for the sale of inventory to a related party in the amount of $45,000 (see below). During fiscal 2001, the stockholder agreed to offset $105,000 of these borrowings against another stockholder's note receivable (see below). At September 30, 2001, outstanding borrowings totaled $202,700.

During fiscal 2000, the Company entered into certain sales transactions with Accurate Technology and L&M Industries, companies which are operated by relatives of the stockholder. During fiscal 2000, the Company invoiced Accurate Technology and L&M Industries, Inc. approximately $340,000 and $125,000, respectively. During fiscal 2001, the Company invoiced Accurate Technology, Inc. approximately $307,000, of which $45,000 was netted against the note payable to a related party (see above). At September 30, 2001, no amounts were due from these related parties.

During fiscal 2001 and 2000, the Company had advanced $69,835 and $55,806, respectively, to an officer and stockholder. The advances are non-interest bearing and are due on demand. During fiscal 2001, the Company agreed to offset $105,000 of these advances against another stockholder's advances to the Company (see above). As of September 30, 2001, the balance of these advances to an officer was $76,461. The Company has reclassified the note receivable as an increase to stockholders' deficit at September 30, 2001.

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 5 - COMMITMENTS AND CONTINGENCIES

Leases

The Company is a lessee of certain equipment under a capital lease agreement that expires in May 2003. Terms of the lease require a monthly payment of approximately $600, with an imputed interest rate of 16.98%. The asset under capital lease is recorded at the lower of the present value of the minimum lease payments or the fair market value of the related assets.

In addition, the Company leases certain property and equipment under operating lease agreements. The leases expire on various dates through April 2004 and provide for monthly payments ranging from approximately $200 to $7,000.

The future minimum annual lease payments under these agreements as of September 30, 2001 are as follows:

	Capital Leases	Operating Leases	Total
2002	$7,000	$ 108,000	$ 115,000
2003	4,000	111,000	115,000
2004	-	34,000	34,000
	________	________	________
Total minimum lease payments	11,000	$ 253,000	$ 264,000
Less amount representing interest	(1,833)	========	=======
	________
Present value of minimum lease payments	9,167
Less current portion	(5,220)
	________
	$3,947
	=======

Rent expense under operating leases for the fiscal years ended September 30, 2001 and 2000 was approximately $95,000 and $81,000, respectively. Interest expense incurred pursuant to the capital lease obligations was approximately $2,000 and $500 for the years ended September 30, 2001 and 2000, respectively.

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 5 - COMMITMENTS AND CONTINGENCIES, continued

The following is an analysis of the leased equipment under capital leases as of September 30, 2001, which is included in property and equipment (see Note 2):

Furniture and fixtures	$ 15,000
Accumulated depreciation	(4,000)
________
$ 11,000
=======

Legal

The Company may be involved from time to time in various claims, lawsuits, disputes with third parties, actions involving allegations or discrimination or breach of contract actions incidental in the normal operations of the business. The Company is currently not involved in any such litigation which management believes could have a material adverse effect on its financial position or results of operations.

NOTE 6 - STOCKHOLDERS' EQUITY

During fiscal 2000, the Company issued 9,700 shares of common stock in connection with the conversion of a note payable to a related party in the amount of $20,000 (estimated to be the fair market value on the date of conversion) (see Note 4).

NOTE 7 - INCOME TAXES

The tax effects of temporary differences that give rise to deferred taxes at September 30, 2001 are as follows:

Deferred tax asset:

Net operating loss carryforward	$ 362,000
Less valuation allowance	(362,000)
________
Net deferred tax asset	$ -
=======

The valuation allowance increased by $38,000 and $62,000 during the years ended September 30, 2001 and 2000, respectively. No current provision for income taxes for the year ended September 30, 2001 and 2000 is required, except for minimum California state taxes of $800, since the Company incurred losses during the years.

NOTE 7 - INCOME TAXES, continued

The provision for income taxes for the years ended September 30, 2001 and 2000 differs from the amount computed by applying the U.S. Federal income tax rate of 34% to loss before income taxes as a result of the following;

	2001	2000
Computed tax benefit at federal statutory rate	$ (34,000)	$ (62,000)
State income tax benefit, net of federal effect	(7,000)	(12,000)
Increase in valuation allowance	38,000	62,000
Non-deductible expenses	17,000	19,000
Other, net	(13,200)	(6,200)
	________	________
	$ 800	$ 800
	=======	=======

As of September 30, 2001, the Company had net operating loss carryforwards of approximately $943,000 and $473,000 for federal and California state income tax reporting purposes, which expire in 2021 and 2006, respectively.

NOTE 8 - EARNINGS PER SHARE

The following is a reconciliation of the numerators and denominators of the basic and diluted earnings per share computations for the years ended September 30, 2001 and 2000:
	2001	2000
Numerator for basic and diluted loss per share: Net loss charged to common stockholders	$ (99,063)	$ (181,193)
Denominator for basic and diluted loss per share: Weighted average shares	20,000	10,330
	________	________
Basic and diluted loss per share	$ (4.95)	$ (17.54)
	=======	=======

E.M. TOOL COMPANY, INC.

dba ELITE MACHINE TOOL COMPANY

NOTES TO FINANCIAL STATEMENTS

For the Years Ended September 30, 2001 and 2000

NOTE 9 - SUBSEQUENT EVENTS

Stockholder's Equity

On October 23, 2001, the Company issued 1,262 shares of common stock for $1,000 in cash.

Merger

Pursuant to the Agreement and Plan of Reorganization ("Reorganization") dated December 11, 2001, the Company completed a transaction whereby it was acquired by Gateway International Holdings, Inc. (formerly known as Gourmet Gifts, Inc.) ("Gourmet"). The transaction was recorded as a "reverse acquisition" (the "Merger") whereby the Company was considered to be the accounting acquirer as it retained control of Gourmet after the Merger; however, the Company became a wholly owned subsidiary of Gourmet after the Merger. Simultaneous with the Merger, all the outstanding shares of common stock of the Company were exchanged on a 1-for-637 basis for shares of common stock of Gourmet.

At the time of the Merger, Gourmet had 3,384,000 shares outstanding, net of 1,000,000 shares canceled pursuant to the Reorganization. By virtue of the Merger, the stockholders of the Company acquired 13,536,000 restricted common shares of Gourmet. The total issued, outstanding and committed shares of the combined entities subsequent to the Merger were 16,920,000 shares. Since Gourmet's continuing operations and balance sheet are insignificant, a pro forma consolidated balance sheet at September 30, 2001 and consolidated statement of operations for the year ended September 30, 2001 are not presented here.